LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 2000

SCUDDER INTERMEDIATE
GOVERNMENT TRUST

"The trust's positioning in Treasuries and high-quality mortgages helped provide double-digit returns despite rising short-term interest rates. "

                                                           [ZURICH SCUDDER LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
PORTFOLIO STATISTICS
11
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
17
NOTES TO FINANCIAL STATEMENTS
20
REPORT OF INDEPENDENT AUDITORS
21
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
24
SHAREHOLDERS' MEETING

AT A GLANCE

TERMS TO KNOW

 TOTAL RETURNS
 FOR THE YEAR ENDED DECEMBER 31, 2000

    BASED ON NAV                             11.32%
 .......................................................
    BASED ON MARKET PRICE                    14.91%
 .......................................................

 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  12/31/00   12/31/99
 .........................................................
    NET ASSET VALUE                  $7.32      $7.14
 .........................................................
    MARKET PRICE                     $6.81      $6.44
 .........................................................

 DISTRIBUTION REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF DECEMBER 31, 2000.

                                SCUDDER INTERMEDIATE
                                  GOVERNMENT TRUST
 ........................................................
    ONE-YEAR DISTRIBUTION:             $0.540
 ........................................................
    DECEMBER DISTRIBUTION:             $0.045
 ........................................................
    ANNUALIZED DISTRIBUTION
    RATE: (BASED ON NET ASSET
    VALUE)                              7.38%
 ........................................................
    ANNUALIZED DISTRIBUTION
    RATE: (BASED ON MARKET
    VALUE)                              7.93%
 ........................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE AND DO NOT GUARANTEE FUTURE RESULTS. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, a decrease in yield from 6.50 percent to 6.00 percent is 50 basis points.

DURATION A measure of the interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar-value change over the period.

YIELD CURVE A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality, with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship among short-, intermediate- and long-term interest rates.

YIELD SPREAD The difference in yield between two types of bonds. A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity, as a market yardstick. If yield spreads are "narrow," for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

[ECONOMIC OVERVIEW]


Zurich Scudder Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR KEMPER FUNDS SHAREHOLDER:

Financial market conditions tightened considerably in the fall, and the next few months are likely to be a white-knuckle ride. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board was standing on the sidelines. Fortunately, it hasn't been. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes an additional quarter-point cut in the federal funds rate during 2001, but we believe the Fed will cut more if necessary. In addition, stimulative fiscal policy is also a good bet in 2001. President Bush is coming to Washington with the firm belief that a tax cut is necessary, and Congress will fall into line if the economy is in trouble. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January
25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks the coming year presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well-controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investments have soared from under 10 percent of the economy to
15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August

[ECONOMIC OVERVIEW]


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (1/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.70                   4.70
Prime rate (2)                                  9.00                   9.50                   8.50                   7.75
Inflation rate (3)*                             3.40                   3.70                   2.70                   1.60
The U.S. dollar (4)                             7.70                   1.40                   1.50                  -4.20
Capital goods orders (5)*                      15.00                  39.30                  20.50                  10.60
Industrial production (5)*                      3.20                   6.70                   5.70                   2.70
Employment growth (6)                           1.30                   2.10                   2.30                   2.30

(1) Falling interest rates in recent years have been a big plus for financial assets.
(2) The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. in the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5) These influence corporate profits and equity performance.
(6) An influence on family income and retail sales.
*Data as of 12/31/00.

Source: Economics Department, Zurich Scudder Investments, Inc.



and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent earlier this year to about 8 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

[ECONOMIC OVERVIEW]

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc.

Economics Group

  The S&P 500 Index Is An Unmanaged Index, Widely Regarded As Representative Of The Equity Market In General. Index returns assume reinvestment of dividends and capital gains, and unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

  The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 1, 2001, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

  To obtain a Kemper Funds Prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[VANDERBERG PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF SCUDDER INTERMEDIATE GOVERNMENT TRUST. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR SCUDDER INTERMEDIATE GOVERNMENT TRUST. HE JOINED ZURICH SCUDDER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR SCUDDER INTERMEDIATE GOVERNMENT TRUST. HE IS A VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, JOINING THE FIRM IN 1998.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             IN A YEAR MARKED BY EXCEPTIONAL VOLATILITY IN INTEREST RATES AND PERCEPTIONS ABOUT THE U.S. ECONOMY, SCUDDER INTERMEDIATE GOVERNMENT TRUST PROVIDED STRONG DOUBLE-DIGIT RESULTS THAT OUTPACED ITS BENCHMARK. BELOW, THE FUND'S PORTFOLIO MANAGERS DISCUSS SCUDDER INTERMEDIATE GOVERNMENT TRUST'S POSITIONING IN 2000 AND GIVE THEIR VIEWS ON THE YEAR AHEAD.

Q     HOW DID THE GOVERNMENT BOND MARKET BEHAVE IN 2000?

A     Short-term rates rose as the Federal Reserve tightened credit to reduce future inflation, while long-term rates fell in response to the Treasury's debt buyback program and a weakening U.S. economy. Through May, strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 100 basis points (1 percentage point) to 6.50 percent. However, between December 31, 1999, and December 31, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. At year-end, three-month Treasury bills yielded 5.89 percent, 43 basis points more than 30-year Treasury bonds. Early in the year, mortgage interest rates for consumers reached their highest levels since 1995, increasing the income potential of mortgage securities. Crude oil prices and natural gas prices soared.

U.S. TREASURY YIELDS

Yields on three-month Treasuries rose substantially while long-term bond yields fell, between December 31, 2000, and December 31, 1999.

[LINE GRAPH]

                                                            12/31/00                           12/31/99
                                                            --------                           --------
3-month                                                       5.89                               5.32
6-month                                                       5.70                               5.73
1-year                                                        5.36                               5.95
2-year                                                        5.09                               6.21
5-year                                                        4.97                               6.34
10-year                                                       5.11                               6.44
30-year                                                       5.46                               6.48

SOURCE: BLOOMBERG BUSINESS NEWS

  As calendar year 2000 progressed, the government bond yield curve flattened and then became positively sloped. Many economists grew more concerned about the impact of high energy prices on domestic growth than inflation. U.S. economic expansion, as measured by GDP (gross domestic product), slowed to a 2.2 percent annual rate in the third quarter from a 5.6 percent pace in the second. It appeared that a combination of events had pulled the plug on investor and consumer confidence, and at the same time, it helped generate a bond rally. These events included:

  - the ending of a long cycle of investment in information technology

  - California's energy crisis

  - the uncertainty surrounding the U.S. presidential election

PERFORMANCE UPDATE

  - a growing credit crunch for companies with low credit ratings

  With excessive growth no longer a problem and Treasury buybacks continuing, government bond prices rallied through the autumn, enabling long-term U.S. Treasuries to provide equity-like returns for the year ended December 31. As shown in the chart on page 7, yields for Treasury securities maturing in five years and 10 years fell more than yields for securities maturing in 30 years.

Q     HOW DID SCUDDER INTERMEDIATE GOVERNMENT TRUST PERFORM IN THIS ENVIRONMENT?

A     Scudder Intermediate Government Trust's total return of 11.32 percent based on changes in net asset value outpaced the 10.47 percent return of the unmanaged Lehman Brothers Intermediate Government Bond index* for the 12-month period ended December 31, 2000. Based on market price, the trust's return was
14.91 percent, reducing the trust's discount to 6.93 percent as of year-end. The trust's positioning in Treasuries and high-quality mortgages helped provide double-digit returns despite rising short-term interest rates.

  As of December 31, the trust's duration of 4.4 years was higher than that of the index by more than a year. Duration grew during the year as spreads widened. Timely curve positioning, a longer average duration than many of our peers and a decision to reduce our exposure to mortgages in favor of agencies as interest rates of intermediate bonds began to fall helped the trust do well relative to its peers.

*THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX IS A TOTAL-RETURN INDEX
 GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES OF TWO TO 10 YEARS. INVESTORS CANNOT ACTUALLY INVEST IN THE INDEX.

Q     WHAT WERE THE DYNAMICS OF THE MORTGAGE SECURITIES MARKET IN 2000?

A     In the first half of the year, the mortgage market was negatively affected by comments from the Treasury about the implicit government guarantees associated with Fannie Mae (FNMA) and Freddie Mac (FHLMC) securities. Some bond investors also grew concerned about the regulatory environment for Fannie Mae and Freddie Mac, two of the largest private mortgage market participants. During the first half, mortgages backed by the Government National Mortgage Association (GNMA, or Ginnie Mae) outperformed FNMA securities. This changed in the second half of 2000 as fears abated. FNMA securities outperformed GNMAs between June 30, 2000, and December 31, 2000.

 TOTAL RETURNS THROUGH 12/31/00

                           SIX MONTHS   ONE YEAR
 ....................................................
    LEHMAN BROTHERS GNMA
    30-YEAR INDEX               6.71%     11.14%
 ....................................................
    LEHMAN BROTHERS FNMA
    30-YEAR INDEX               7.53%     11.42%
 ....................................................

SOURCE: BLOOMBERG BUSINESS NEWS. EACH INDEX SHOWN ABOVE IS UNMANAGED AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. RETURNS SHOWN ABOVE ARE NOT INTENDED TO REPRESENT THE RETURNS OF ANY ZURICH SCUDDER TRUST OR FUND.

  Overall, mortgage securities generally did well this past fiscal year because of their superior income characteristics, which made them attractive to risk-sensitive, income-oriented investors. Income potential rose sharply, and mortgage bond price volatility was less than that of investment-grade corporate bonds. Still, as interest rates fell sharply this past autumn, prepayment risks (the rate at which home owners may pay off their mortgages early or refinance mortgages to take advantage of lower interest rates) began to increase.

 FANNIE MAE MORTGAGE COMMITMENT RATES

This chart shows the average loan rate a home buyer could have expected to pay for a 30-year-term, fixed-rate loan for a home purchase within 60 days. (60-day, 30-year fixed loans) December 31, 1990, to December 31, 2000

[LINE GRAPH]

12/90                                                                            9.69
                                                                                 9.47
                                                                                 9.42
                                                                                 9.50
                                                                                 9.38
                                                                                 9.37
                                                                                 9.55
                                                                                 9.34
                                                                                 9.06
                                                                                 8.73
                                                                                 8.57
                                                                                 8.62
12/91                                                                            7.98
                                                                                 8.68
                                                                                 8.60
                                                                                 8.89
                                                                                 8.75
                                                                                 8.49
                                                                                 8.27
                                                                                 7.97
                                                                                 7.81
                                                                                 7.72
                                                                                 8.22
                                                                                 8.29
12/92                                                                            8.06
                                                                                 7.68
                                                                                 7.38
                                                                                 7.32
                                                                                 7.31
                                                                                 7.36
                                                                                 7.06
                                                                                 7.06
                                                                                 6.75
                                                                                 6.80
                                                                                 6.79
                                                                                 7.13
12/93                                                                            7.10
                                                                                 6.88
                                                                                 7.41
                                                                                 8.28
                                                                                 8.53
                                                                                 8.63
                                                                                 8.66
                                                                                 8.55
                                                                                 8.57
                                                                                 8.91
                                                                                 9.06
                                                                                 9.34
12/94                                                                            9.36
                                                                                 9.07
                                                                                 8.65
                                                                                 8.77
                                                                                 8.52
                                                                                 7.87
                                                                                 7.86
                                                                                 8.03
                                                                                 7.93
                                                                                 7.85
                                                                                 7.65
                                                                                 7.46
12/95                                                                            7.20
                                                                                 7.21
                                                                                 7.65
                                                                                 8.00
                                                                                 8.24
                                                                                 8.35
                                                                                 8.29
                                                                                 8.37
                                                                                 8.34
                                                                                 8.17
                                                                                 7.87
                                                                                 7.63
12/96                                                                            7.82
                                                                                 7.97
                                                                                 8.00
                                                                                 8.30
                                                                                 8.19
                                                                                 8.04
                                                                                 7.82
                                                                                 7.44
                                                                                 7.70
                                                                                 7.49
                                                                                 7.34
                                                                                 7.32
12/97                                                                            7.22
                                                                                 7.03
                                                                                 7.16
                                                                                 7.16
                                                                                 7.16
                                                                                 7.01
                                                                                 7.03
                                                                                 7.01
                                                                                 6.81
                                                                                 6.48
                                                                                 6.65
                                                                                 6.71
12/98                                                                            6.71
                                                                                 6.70
                                                                                 7.08
                                                                                 7.03
                                                                                 6.99
                                                                                 7.39
                                                                                 7.78
                                                                                 7.92
                                                                                 8.08
                                                                                 7.87
                                                                                 7.87
                                                                                 7.99
12/99                                                                            8.13
                                                                                 8.50
                                                                                 8.38
                                                                                 8.37
                                                                                 8.53
                                                                                 8.68
                                                                                 8.28
                                                                                 8.32
                                                                                 8.16
                                                                                 7.95
                                                                                 7.94
                                                                                 7.69
12/00                                                                            7.38

SOURCE: BLOOMBERG BUSINESS NEWS

PERFORMANCE UPDATE

Q     HOW DO YOU MANAGE PREPAYMENT RISK?

A     To manage refinancing risks, we carefully analyze the structure of the securities that we purchase and adjust the trust's mix of coupons and issuers. This past year, we reduced the trust's exposure to higher-coupon mortgages and added mortgages issued more recently with lower interest rates. We sold some CMOs (collateralized mortgage obligations) and generally moved down in coupon from the 8 percent range to the 6 percent to 6.5 percent range. We also purchased more agency securities. The trust's weighting in mortgages as of December 31, 2000, was slightly less than a year earlier. Mortgages still made up a majority of the portfolio, however.

Q     WHAT'S YOUR OVERALL OUTLOOK FOR THE YEAR AHEAD?

A     Based on the Federal Reserve's January 3, 2001, rate cut of 50 basis points, we are optimistic that the Federal Reserve will continue to reduce short-term interest rates in an attempt to rekindle economic growth. We are also optimistic about government fiscal policy and the Treasury's buyback program. As a result of tax increases and nine years of economic growth, the U.S. government posted a record budget surplus of $237 billion for its fiscal year ended September 30, 2000. While slowing U.S. economic growth may generate a smaller surplus in the year ahead, we believe there is an ample cushion to both continue the Treasury buybacks and provide tax relief. If interest rates continue to fall, we believe that Scudder Intermediate Government Trust will be in a good position to benefit. For investors seeking to reduce the volatility of a lower-quality bond portfolio or an equity portfolio, we think the trust can be an attractive alternative.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

[PIE CHART]

                                     ON 12/31/00              ON 12/31/99
    MORTGAGES                             25%                      31%
 ................................................................................
    U.S. TREASURY BONDS                   29                       23
 ................................................................................
    U.S. GOVERNMENTS                      44                       26
 ................................................................................
    SHORT-TERM GOVERNMENTS                --                       10
 ................................................................................
    CASH EQUIVALENTS
    (ONE YEAR OR LESS)                     2                       10
--------------------------------------------------------------------------------
                                         100%                     100%


INTEREST RATE SENSITIVITY

                                     ON 12/31/00              ON 12/31/99
    AVERAGE MATURITY                  7.2 years                7.0 years
 ................................................................................
    AVERAGE DURATION                  4.4 years                3.9 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER INTERMEDIATE GOVERNMENT TRUST
Portfolio of Investments at December 31, 2000

                                                                                       PRINCIPAL
    REPURCHASE AGREEMENTS-1.8%                                                          AMOUNT            VALUE
                                       State Street Bank and Trust Company,
                                         5.950%, to be repurchased at $394,195 on
                                         01/02/2001*                                  $   394,000      $   394,000
                                       Chase Securities Mortgage, 6.500%, to be
                                         repurchased at $4,002,167 on 01/02/2001*       4,000,000        4,000,000
                                       --------------------------------------------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS
                                       (Cost $4,394,000)                                                 4,394,000
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 U. S. TREASURY OBLIGATIONS (b)--28.7%
                                       U.S. Treasury Note:
                                       6.125%, 08/31/2002                              17,000,000       17,225,760
                                       6.125%, 08/15/2007                              17,700,000       18,637,569
                                       U.S. Treasury Bond:
                                       6.125%, 11/15/2027                               6,100,000        6,558,476
                                       6.500%, 02/15/2010                              27,300,000       29,867,838
                                       --------------------------------------------------------------------------------
                                       TOTAL U.S. TREASURY OBLIGATIONS
                                       (Cost $71,765,542)                                               72,289,643
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--43.9%
                                       Government National Mortgage Association
                                       Pass-thru:
                                         6.000% with various maturities to
                                           08/15/2029                                  15,998,907       15,523,939
                                         6.500% with various maturities to
                                           04/15/2026                                  41,410,746       41,569,396
                                         7.000% with various maturities to
                                           04/15/2029                                   1,092,159        1,096,891
                                         7.500% with various maturities to
                                           12/20/2030                                  30,637,361       31,125,381
                                         8.000% with various maturities to
                                           07/15/2030                                   6,191,568        6,352,374
                                         8.500%, 08/15/2030                                47,697           49,188
                                         9.000% with various maturities to
                                           11/15/2030                                  14,209,020       14,726,830
                                       --------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                       (Cost $109,497,896)                                             110,443,999
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION--7.9%
                                       Federal Home Loan Mortgage Corp.:
                                         6.757% with various maturities to
                                           05/25/2030                                   4,545,546        4,587,764
                                         7.500% with various maturities to
                                           11/01/2030                                  12,998,703       13,191,653
                                         8.500% with various maturities to
                                           07/01/2030                                     588,298          606,866
                                         9.000%, 02/15/2020                                20,817           21,936

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL
                                                                                        AMOUNT            VALUE
                                         9.000%, 08/15/2021                           $     6,487      $     6,827
                                         10.250% with various maturities to
                                           07/01/2016                                   1,226,478        1,333,991
                                       --------------------------------------------------------------------------------
                                       TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
                                       (Cost $19,512,545)                                               19,749,037
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION--17.7%
                                       Federal National Mortgage Association:
                                         5.630% with various maturities to
                                           05/15/2004                                  20,000,000       19,965,600
                                         6.000%, 05/15/2008                            23,000,000       23,086,250
                                         7.000% with various maturities to
                                           11/01/2030                                      73,815           74,614
                                         7.500% with various maturities to
                                           03/01/2015                                     109,487          111,771
                                         8.000% with various maturities to
                                           08/01/2030                                      54,797           56,133
                                         8.500% with various maturities to
                                           09/01/2030                                   1,252,957        1,290,767
                                       --------------------------------------------------------------------------------
                                       TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                                       (Cost $44,164,724)                                               44,585,135
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $249,334,707)(a)                                          $251,461,814
                                       --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $249,334,707. At December 31, 2000 the net unrealized appreciation for all securities based on tax cost was $2,127,107. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $2,259,156 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $132,049.

(b) At December 31, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

At December 31, 2000, open futures contracts are as follows:

                                                                           AGGREGATE FACE
                                                                    -----------------------------      UNREALIZED
               FUTURES                   EXPIRATION     CONTRACTS    VALUE($)    MARKET VALUE($)    APPRECIATION($)
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Note............  March 28, 2001      245      49,184,406      49,773,281          588,875
U.S. Treasury 5 Year Note............  March 21, 2001      172      17,431,617      17,812,750          381,133
U.S. Treasury 10 Year Note...........  March 21, 2001      (41)     (4,310,500)     (4,299,234)          11,266
U.S. Long Bond Note..................  March 21, 2001       (7)       (736,926)       (732,375)           4,551
                                                                                                        -------
                                                                                                        985,825

                                                                                                        -------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

ASSETS
Investments, at value (cost $249,334,707)                       $251,461,814
----------------------------------------------------------------------------
Cash                                                                     542
----------------------------------------------------------------------------
Receivable for investments sold                                   52,616,270
----------------------------------------------------------------------------
Interest receivable                                                2,509,666
----------------------------------------------------------------------------
Receivable for daily variation margin on open futures
contracts                                                             45,672
----------------------------------------------------------------------------
TOTAL ASSETS                                                     306,633,964
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                 12,245,776
----------------------------------------------------------------------------
When-issued and forward delivery pools                            45,205,955
----------------------------------------------------------------------------
Accrued management fee                                               159,993
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   32,727
----------------------------------------------------------------------------
Other accrued expenses and payables                                   85,862
----------------------------------------------------------------------------
Total liabilities                                                 57,730,313
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $248,903,651
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments                                                   $  2,127,107
----------------------------------------------------------------------------
  Futures                                                            985,825
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (46,955,524)
----------------------------------------------------------------------------
Paid-in-capital                                                  292,746,243
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $248,903,651
----------------------------------------------------------------------------
 NET ASSET VALUE
Net asset value per share ($248,903,651 / 33,996,171 shares
  of beneficial interest, $.01 par value, unlimited number
  of shares authorized)                                                $7.32
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 2000

INVESTMENT INCOME
Interest                                                        $16,936,681
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,944,452
---------------------------------------------------------------------------
Services to shareholders                                             49,649
---------------------------------------------------------------------------
Custodian fees                                                       27,230
---------------------------------------------------------------------------
Auditing                                                             27,393
---------------------------------------------------------------------------
Legal                                                                11,624
---------------------------------------------------------------------------
Trustees' fees and expenses                                          28,706
---------------------------------------------------------------------------
Reports to shareholders                                              82,805
---------------------------------------------------------------------------
Other                                                                76,336
---------------------------------------------------------------------------
Total expenses, before expense reductions                         2,248,195
---------------------------------------------------------------------------
Expense reductions                                                  (13,631)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          2,234,564
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     14,702,117
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       4,454,185
---------------------------------------------------------------------------
Futures                                                           1,108,894
---------------------------------------------------------------------------
                                                                  5,563,079
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       3,192,179
---------------------------------------------------------------------------
Futures                                                             985,825
---------------------------------------------------------------------------
                                                                  4,178,004
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        9,741,083
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $24,443,200
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                    2000                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $ 14,702,117             14,278,259
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                5,563,079            (14,450,065)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                         4,178,004             (4,309,499)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        24,443,200             (4,481,305)
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                       (18,244,937)           (14,280,689)
---------------------------------------------------------------------------------------------------
Tax return of capital                                                     --             (5,267,117)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  6,198,263            (24,029,111)
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                242,705,388            266,734,499
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $248,903,651            242,705,388
---------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                         33,996,171             33,996,171
---------------------------------------------------------------------------------------------------
Shares outstanding at end of period                               33,996,171             33,996,171
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                        ONE MONTH
                                                       YEAR ENDED DECEMBER 31,            ENDED        YEAR ENDED
                                                 -----------------------------------   DECEMBER 31,   NOVEMBER 30,
                                                 2000     1999      1998      1997         1996           1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $7.14      7.85      7.86      7.90        8.02           8.31
----------------------------------------------------------------------------------------------------------------------
Income from investment operations: Net
investment income (loss)                           .43(a)    .42(a)      .52     .58         .04            .61
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            .29      (.55)      .07       .04        (.10)          (.27)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .72      (.13)      .59       .62        (.06)           .34
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                             (.54)     (.43)     (.56)     (.59)       (.05)          (.62)
----------------------------------------------------------------------------------------------------------------------
Tax return of capital                               --      (.15)     (.04)     (.07)       (.01)          (.01)
----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.54)     (.58)     (.60)     (.66)       (.06)          (.63)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $7.32      7.14      7.85      7.86        7.90           8.02
----------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                        $6.81      6.44      7.56      7.56        7.13           7.38
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value (%)                     11.32     (1.29)     7.80      8.18        (.81)**        4.38
----------------------------------------------------------------------------------------------------------------------
Based on market value (%)                        14.91     (7.61)     8.13     15.76       (2.66)**       12.73
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)          249       243       267       267         269            273
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    .93       .98       .91       .95         .95*           .91
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     .92       .98       .91       .95         .95*           .91
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         6.08      5.64      6.68      7.44        6.74*          7.61
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        729       821       422       351          72*           577
----------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Intermediate Government Trust (the "Fund"),
                             formerly Kemper Intermediate Government Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate and securities index futures to manage the duration of the portfolio as a temporary substitute for purchasing selected investments and to lock in the purchase price of a security which it expects to purchase in the near future. In addition, the Fund also sold interest rate and securities index futures to hedge against declines in the value of portfolio securities and as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the

NOTES TO FINANCIAL STATEMENTS

                             securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed dated. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. As of December 31, 2000 the Fund had a net tax basis capital loss carryforward of approximately $42,193,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2001 ($23,615,000), December 31, 2004
                             ($6,375,000), and December 31, 2007 ($12,203,000),
                             the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2
     PURCHASES & SALES
     OF SECURITIES           For the year ended December 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $1,709,128,972

                             Proceeds from sales                   1,678,945,238

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor"). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .80% of average weekly net assets. The Fund incurred a management fee of $1,944,452 for the year ended
                             December 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $25,043 for the year ended December 31, 2000 of which $1,377 was unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the year ended December 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $18,498 to independent trustees. In addition, a one-time fee of $10,208 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $5,104 of such costs.

--------------------------------------------------------------------------------

4
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended December 31, 2000, the Fund's custodian and transfer agent fees were reduced by $6,573 and $1,954, respectively under these arrangements.

--------------------------------------------------------------------------------

5
     LINE OF CREDIT          The Fund and several Scudder funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

SCUDDER INTERMEDIATE GOVERNMENT TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Scudder Intermediate Government Trust (formerly, Kemper Intermediate Government Trust), as of December 31, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Intermediate Government Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          February 8, 2001

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1
     PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder
                             Intermediate Government Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2
     DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3
     INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4
     ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                            KEMPER SERVICE COMPANY

                            P.O. Box 219066

                            Kansas City, Missouri 64121-6066

                            1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5
     ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6
     DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7
     BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8
     SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9
     TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10
     SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11
     AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12
       WITHDRAWAL
       FROM PLAN             Shareholders may withdraw from the Plan at any time
                             by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13
       TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On May 25, 2000, a special shareholders' meeting was held. Scudder Intermediate Government Trust shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                  For        Withheld
      James E. Akins           31,106,465    579,955
      Linda C. Coughlin        31,141,762    544,658
      James R. Edgar           31,144,236    542,184
      Arthur R. Gottschalk     31,172,025    514,395
      Frederick T. Kelsey      31,189,135    497,285
      Thomas W. Littauer       31,206,471    479,949
      Fred B. Renwick          31,113,363    573,057
      John G. Weithers         31,205,078    481,342

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against   Abstain
      31,252,422  158,788   275,211

NOTES

NOTES

NOTES

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee and                       Vice President and                Secretary
Vice President                    Assistant Secretary
                                                                    CAROLINE PEARSON
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Secretary
Trustee                           Treasurer
                                                                    BRENDA LYONS
ARTHUR R. GOTTSCHALK              KATHRYN L. QUIRK                  Assistant Treasurer
Trustee                           Vice President
FREDERICK T. KELSEY               RICHARD L. VANDENBERG
Trustee                           Vice President
FRED B. RENWICK
Trustee
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         KEMPER SERVICE COMPANY
                                      P.O. Box 219066
                                      Kansas City, MO 64121-9066
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION                           Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

TRUSTEES&OFFICERS

                                                                          ZURICH
                                                        SCUDDER INVESTMENTS LOGO
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